Citizens Funds:                 Power of Attorney



The undersigned hereby constitutes and appoints John L. Shields and Stephen C. Schuyler full powers of substitution as his or her true and lawful attorney and agent to execute in his or her name or on his or her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Citizens Investment Trust ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any all other instruments which such attorneys and agents, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission and the laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed all that such attorneys and agents shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

In Witness Whereof, the undersigned has hereunto set his or her hand this 21st day of August 2000.



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Signature




Printed Name
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Citizens Funds:                 Power of Attorney



The undersigned hereby constitutes and appoints Stephen C. Schuyler full powers of substitution as his or her true and lawful attorney and agent to execute in his or her name or on his or her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Citizens Investment Trust ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any all other instruments which such attorneys and agents, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission and the laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed all that such attorneys and agents shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

In Witness Whereof, the undersigned has hereunto set his or her hand this 21st day of August 2000.



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Signature




Printed Name
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